THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S
Lincoln Corporate Variable 5, Lincoln Corporate Commitment® VUL

Supplement Dated May 1, 2026 to the
Updating Summary Prospectus for Existing Owners Dated May 1, 2026

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your Policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers and objectives are listed below.

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Long-term capital appreciation.	M Capital Appreciation Fund advised by M Financial Investment Advisers, Inc. This fund is available only to existing policy holders as of May 18, 2009. Consult your financial adviser.	0.95%	18.06%	9.10%	11.24%
Long-term capital appreciation.	M International Equity Fund advised by M Financial Investment Advisers, Inc. This fund is available only to existing policy holders as of May 18, 2009. Consult your financial adviser.	0.62%	32.44%	8.77%	6.99%
Long-term capital appreciation.	M Large Cap Growth Fund advised by M Financial Investment Advisers, Inc. This fund is available only to existing policy holders as of May 18, 2009. Consult your financial adviser.	0.53%	19.61%	12.43%	15.06%
Long-term capital appreciation.	M Large Cap Value Fund advised by M Financial Investment Advisers, Inc. This fund is available only to existing policy holders as of May 18, 2009. Consult your financial adviser.	0.60%	17.31%	13.92%	9.61%

Please retain this Supplement for future reference.